SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 15:       SUBSEQUENT EVENTS

On March 12, 2018, the Company acquired all of the share capital of Vaultive Ltd (“Vaultive”) for total gross cash consideration of approximately $19 million. Vaultive is a privately-owned Israeli company, whose technology would enable the Company to advance its privilege account security for the cloud.